Subadvisory Agreement between Phoenix Investment Counsel, Inc.
and Engemann Asset Management dated January 1, 2005, Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement on Form N-14 filed with the SEC on April 14, 2005 (Pre-Effective Amendment No. 1)